Duplicate
                             Memorandum of Amendment
                  Contract of Permission for Operating Business
         Selling Duty Free Merchandise and Leasing Spaces for Operation
              Bangkok International Airport, and Regional Airports
                    Contract No. 6-04/2539 dated 6 March 1996
                                   Amendment 1


This memorandum is made at the Airports Authority of Thailand on 11 July 2000, between the Airports Authority of Thailand, represented by Flight Lieutenant Usar Borisuth, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called "AAT" of one part, and J.M.T. Duty Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, which thereafter has changed the name to King Power Duty Free Co., Ltd. on 9 September 1997, with the head office at 26th-27th Floors, Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Duty Free Co., Ltd. according to the Certificate No. Phor.Hor. 0009829 dated 15 June 2000, issued by the Office of Partnership/Company Registration, Bangkok, hereinafter called the "Operator" of the other part.

Whereas AAT has granted a permission to the Operator to operate the business of selling duty free merchandise and to lease the premises for operation at the Bangkok International Airport and the regional airports, for a period of five years, from 1 January 1997 to 31 December 2001, according to the Contract No. 6-04/2539 dated 6 March 1996,

And whereas AAT has examined the actual space of operation, the actual commencement date of operation, the zones, additional leased space, cancellation of certain leased premises, change of name of juristic person, change of remuneration and performance guarantee, and permission for selling additional items of merchandise, according to the following details :

1.       Additional Lease

         1.1 To lease zone No. 3265 P, covering an area of 246 square metre, in the International Passenger Terminal 1, the Bangkok International Airport, from 6 January 1997 to 29 January 1997; and the space in front of the Operator's business premises in Terminal 2, covering an area of 200 square metre, from 1 January 1997 to 23 January 1997;

         1.2 To lease zone No. 3715 B, covering an area of 6.30 square metre, in the International Passenger Terminal 2, the Bangkok International Airport, effective 24 January 1997;

         1.3 To lease zone No. 1 A 230 , covering an area of 39 square metre, in the Passenger Terminal, the Chiang Mai International Airport, from 25 June 1997; and zone 116 A, covering an area of 160 square metre, in the Warehouse Building, the Chiang Mai International Airport, effective 1 January 1997;

         1.4 To lease Room No. 334, covering an area of 22.09 square metre, in the Passenger Terminal, the Phuket International Airport, effective 1 January 1997;

         1.5 To lease zone No. 3715 C, covering an area of 8.50 square metre, in the International Passenger Terminal 2, the Bangkok International Airport, effective 12 September 1997;

         1.6 To lease zone No. 3342 A/2, covering an area of 45.50 square metre, in the International Passenger Terminal 1, the Bangkok International Airport, effective 24 November 1997;

         1.7 To relocate zone No. 3715 B, covering an area of 6.30 square metre to the new location, under the same zone number, and to increase the space to 29.50 square metre, effective 26 December 1997;

         1.8 To lease Room No. 102, covering an area of 96 square metre, in the Warehouse Building, the Phuket International Airport, from 1 January 1998 to 31 December 2000; and to lease out Room No. 101, covering an area of 45.60 square metre, in the Warehouse Building, the Phuket International Airport, effective 15 September 1999;

         1.9 To lease the space on the 3rd Floor of the Departure Lounge, the International Passenger Terminal 1, covering an area of
                  17.50 square metre, which is designated as zone No. 3342 A/1 (downstairs), effective 6 February 1998;

                  The existing zone No. 3342 A/1 under the existing lease, covering an area of 340.50 square metre, is designated as zone 3342 A/1 (upstairs).

         1.10 To lease zone No. 3265 P, covering an area of 246 square metre, in the International Passenger Terminal 1, the Bangkok International Airport, effective 28 January 1998;

         1.11     To lease zone No. 3772/1, covering an area of 31 square metre,
                  in  the  International   Passenger  Terminal  2,  the  Bangkok
                  International Airport, effective 7 April 1998;

         1.12 To lease zone No. 3715 D, covering an area of 7.50 square metre; and zone No. 3715 E, covering an area of 91.50 square metre in the International Passenger Terminal 2, the Bangkok International Airport, effective 18 May 1998;

         1.13     To lease  zone No.  3342 E, 3342  E/1,  3342 E/2 and 3342 E/3, covering the total area of 298.50 square metre, in the International Passenger Terminal 1, the Bangkok International Airport, which were original the leased premises of King Power Tax Free Co., Ltd., effective 5 September 1998;

         1.14 To lease zone No. 3265 P/1, covering an area of 4.50 square metre, in the International Passenger Terminal 1, the Bangkok International Airport, effective 16 June 1998;

         1.15 To lease zone No. 3265 P/2, covering an area of 1 square metre, in the International Passenger Terminal 1, the Bangkok International Airport, effective 16 August 1998;

         1.16 To lease zone Nos. 3266 D and 3266 E in the International Passenger Terminal 1; and zone Nos. 3266 F 3266 G in the International Passenger Terminal 2, the Bangkok International Airport, covering an area of 5 square metre for each zone, effective 1 May 1999;

         1.17     To lease  zone Nos.  3266 H, 3266 J, 3266 K, 3266 L and 3266 M in the International Passenger Terminal 1; and zone No. 3266 N in the International Passenger Terminal 2, the Bangkok International Airport, covering an area of 5 square metre for each zone, effective 1 June 1999;

         1.18 To lease zone No. 3735 A/1, covering an area of 103 square metre, in the International Passenger Terminal 2, the Bangkok International Airport, effective 1 April 2000; and

         1.19 To lease zone No. DI 208, covering an area of 106.32 square metre; zone No. AI 108, covering an area of 42.50 square metre; and zone No. AI 109, covering an area of 42.50 square metre; in the Passenger Terminal, the Phuket International Airport, effective 1 December 1999.

2.       Cancellation of Lease, Decrease of Leased Area

         2.1      To cancel the lease of zone No.  1349 E,  covering  an area of
                  7.50 square metre, in the International Passenger Terminal 1, the Bangkok International Airport, effective 1 February 1997;

         2.2 To cancel the lease of zone Nos. 233, 234 and 161 A, covering the total area of 71 square metre, in the Hat Yai Airport, effective 1 February 1999;

         2.3 To cancel the lease of zone Nos. 237, 239, 247, 248, 135 and 145, in the Passenger Terminal, the Phuket International Airport, effective 1 December 1999;

         2.4 To decrease the area of zone No. 3715 C, in the International Passenger Terminal 2, the Bangkok International Airport, from
                  8.50 square metre to 2.50 square metre, effective 18 May 1998; and

         2.5 To relocate the business premises in the Arrival Lounge of International Passenger, the Chiang Mai International Airport, covering the total area of 20 square metre, to the new location nearby, and the area has been decreased to 15 square metre, effective 9 January 1999.

3. AAT has permitted the Operator to change the name of juristic person from "J.M.T. Duty Free Co., Ltd." to "King Power Duty Free Co., Ltd." effective 9 September 1997.

4.       Change or Remuneration

         4.1 AAT has reduced the minimum remuneration for year 1 (January - December 1997) to Baht 592,240,000.00 (Five Hundred Ninety-Two Million Two Hundred Forty Thousand Baht Only). Based on 30% of the total revenues for the period January - December 1997, as compared to the minimum remuneration for year 1, the Operator shall pay whichever amount is higher to AAT.

         4.2 AAT has permitted the Operator to make use of zone Nos. 3342 E (3342 E, 3342 E/1, 3342 E/2 and 3342 E/3) of King Power Tax
                  Free Co., Ltd., covering the total area of 298.50 square metre, whereby the monthly rents shall be increased at Baht 32,677.44 per square metre, from 5 September 1998 to 28
                  February 1999. Effective 1 March 1999 the remuneration shall be 15% of the total revenues of the duty free merchandise for that particular month, before deduction of expenses, and the minimum remuneration for each year shall be :

                  -  From 1 March 1999 to 31 December 1999,  Baht  82,027,655.73
                     (Eighty-Two  Million  Twenty-Seven   Thousand  Six  Hundred
                     Fifty-Five Baht Seventy-Three Satang)

                  - From 1 January 2000 to 31 December 2000, Baht 101,937,408.32 (One Hundred and One Million Nine Hundred Thirty-Seven Thousand Four Hundred and Eight Baht Thirty-Two Satang)

                  -  From  1  January   2001   to   31   December   2001,   Baht
                     105,444,055.17 (One Hundred and Five Million Four Hundred Forty-Four Thousand Fifty-Five Baht Seventeen Satang)

         4.3 AAT has permitted the Operator to lease 10 spots for setting cart for selling duty free merchandise, covering an area of 5 square metre per spot, in the Departure Lounge, the
                  International Passenger Terminal 1 and the International Passenger Terminal 2, the Bangkok International Airport, with the remuneration at 15% of the total revenues for that particular month, before deduction of expenses, and the monthly minimum remuneration shall be :

                  Year 1999 Baht 26,898.62 (Twenty Six Thousand Eight Hundred Ninety-Eight Baht Sixty-Two Satang) per square metre/month

                  Year 2000 Baht 28,458.56 (Twenty Eight Thousand Four Hundred Fifty-Eight Baht Fifty-Six Satang) per square metre/month

                  Year 2001 Baht 29,437.25 (Twenty Nine Thousand Four Hundred Thirty-Seven Baht Twenty-Five Satang) per square metre/month

                  The Operator may commence making use of the four spots, covering the total area of 20 square metre, effective 1 May 1999, and commence making use of the six spots in the Terminal 2, covering the total area of 30 square metre, effective 1 June 1999

         4.4 AAT has permitted the Operator to lease zone No. 3735 A/1, covering an area of 103 square metre, in the International Passenger Terminal 2, the Bangkok International Airport, effective 1 April 2000, with the remuneration at 15% of the total revenues the sales of duty free merchandise for that particular month, before deduction of expenses, and the monthly minimum remuneration shall be :

                  Year 2000, from 1 April 2000 to 31 December 2000, Baht 2,931,231.68 (Two Million Nine Hundred Thirty-One Thousand Two Hundred Thirty-One Baht Sixty-Eight Satang)

                  Year 2001, from 1 January 2001 to 31 December 2001, Baht 3,032,036.75 (Three Million Thirty-Two Thousand Thirty-Six Baht Seventy-Five Satang)

5. AAT has changed amount of the performance guarantee, thereby the performance guarantee for operating the business under this contract shall be six times of the monthly minimum remuneration (an average of the minimum remuneration per year), for the minimum remuneration the Operator has to pay AAT commencing in the year 2 of operation onwards.

Therefore, AAT and the Operator agree to enter into this memorandum, as follows:

1. AAT agrees to reduce the minimum remuneration for year 1 of operation (January - December 1997) to Baht 592,240,000.00 (Five Hundred Ninety-Two Million Two Hundred Forty Thousand Baht Only). Based on 30% of the total revenues for the period January - December 1997, as compared to the minimum remuneration for year 1, the Operator shall pay whichever amount is higher to AAT.

2. AAT has permitted the Operator to lease additional space for operating the business of selling duty free merchandise, covering the total area of 298.50 square metre, whereby the remuneration has been increased at Baht 32,677.44 (Thirty-Two Thousand Six Hundred Seventy-Seven Baht Forty Four Satang) per square metre/month, from 5 September 1998 to 28 February 1999; and effective 1 March 1999 the remuneration at 15% of the total revenues of that particular month, before deduction of expenses, and the minimum remuneration for each year shall be :

         -   From  1  March  1999  to  31  December  1999,  Baht   82,027,655.73
             (Eighty-Two Million Twenty-Seven Thousand Six Hundred Fifty-Five Baht Seventy-Three Satang)

         - From 1 January 2000 to 31 December 2000, Baht 101,937,408.32 (One Hundred and One Million Nine Hundred Thirty-Seven Thousand Four Hundred and Eight Baht Thirty-Two Satang)

         - From 1 January 2001 to 31 December 2001, Baht 105,444,055.17 (One Hundred and Five Million Four Hundred Forty-Four Thousand Fifty-Five Baht Seventeen Satang)

 3. AAT has permitted the Operator to lease additional space for operating the business of selling duty free merchandise at the Bangkok International Airport, covering the total area of 20 square metre, effective 1 May 1999, and addition 30 square metre, effective 1 June 1999, with the remuneration at 15% of the total revenues of that particular month, before deduction of expenses, and the monthly minimum remuneration shall be increased in proportion of the space effective the commencement date of making use of the above spaces, as follows :

         Year  1999  Baht   26,898.62   (Twenty  Six  Thousand   Eight   Hundred
         Ninety-Eight Baht Sixty-Two Satang) per square metre/month

         Year  2000  Baht   28,458.56   (Twenty  Eight   Thousand  Four  Hundred
         Fifty-Eight Baht Fifty-Six Satang) per square metre/month

         Year  2001  Baht   29,437.25   (Twenty  Nine   Thousand   Four  Hundred
         Thirty-Seven Baht Twenty-Five Satang) per square metre/month

4. AAT has permitted the Operator to lease additional space for operating the business of selling duty free merchandise at the Bangkok International Airport, covering the total area of 103 square metre, effective 1 April 2000, with the remuneration at 15% of the total revenues of that particular month, before deduction of expenses, and the monthly minimum remuneration shall be, as follows :

         Year 2000,  from 1 April 2000 to 31 December  2000,  Baht  2,931,231.68
         (Two Million Nine Hundred Thirty-One Thousand Two Hundred Thirty-One Baht Sixty-Eight Satang)

         Year 2001, from 1 January 2001 to 31 December 2001, Baht 3,032,036.75 (Three Million Thirty-Two Thousand Thirty-Six Baht Seventy-Five Satang)

5. Appendix A of the Contract No. 6-04/2539 dated 6 March 1996 shall be repealed and replaced with Appendix A of this memorandum.

6. Appendix B of the Contract No. 6-04/2539 dated 6 March 1996 shall be repealed and replaced with Appendix B of this memorandum.

7. In the Contract No. 6-04/2539 dated 6 March 1996, where it was indicated J.M.T. Duty Free Co., Ltd. is the Operator shall be changed to King Power Duty Free Co., Ltd., effective 9 September 1997.

8. The contents of the Contract No. 6-04/2539 dated 6 March 1996, besides Clause 1 - Clause 7 of this memorandum, shall remain valid.

9.       This memorandum is effective retroactively to 1 January 1997.

This agreement is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.

                                        (Seal of King Power Duty Free Co., Ltd.)

                     AAT                                   Opertor
                     ---                                   -------


                  - signed -                              - signed -
     (Flight Lieutenant Usar Borisuth)            (Mr. Viratana Suntaranond)



                    Witness                                 Witness
                    -------                                 -------


                  - signed -                              - signed -
             (Mr. Krit Phakhakit)             (Miss Sarinthon Chongchaidejwong)


                                                                      Appendix A
                                                                     (39 sheets)
                   Details of Location of the Leased Premises,          Page 1
                   -------------------------------------------
                     Rents, Charges, Lease Period and Chart
                     --------------------- ----------------
             Memorandum of Amendment of Contract for Permission for
             ------------------------------------------------------
         Selling Duty Free Merchandise and Lease of Business Premises at
          --------------------------------------------------------------
               Bangkok International Airport and Regional Airports
               ---------------------------------------------------
                    Contract No. 6-04/2539 dated 6 March 1996

---------------------------------------------------------------------------------------------------------------------
                                 Area    Rents       Rent      Service Fee  Building/          Lease Period
       Leased Premises           Sqm.   Baht/Sqm.  Baht/Month  Baht/Month   Land Tax
                                        Per month                           Baht/Month      From              To
------------------------------  ------  ---------  ----------  -----------  ----------  -------------  -------------
Bangkok International Airport
-----------------------------
-  Zone No. 1349 E                7.50    750.00     5,625.00      843.75       703.13   16 Jan. 1997   31 Jan. 1997
-  Zone No. 1363 A               43.50    750.00    32,625.00    4,893.75     4,078.13   16 Jan. 1997   31 Dec. 2001
-  Zone No. 1363 B                7.20    750.00     5,400.00      810.00       675.00   16 Jan. 1997   31 Dec. 2001
-  Zone No. 1749 A               75.00    750.00    56,250.00    8,437.50     7,031.25   16 Jan. 1997   31 Dec. 2001
-  Zone No. 2237 A              133.50    750.00   100,125.00   15,018.75    12,515.63   1  Jan. 1997   31 Dec. 2001
-  Zone No. 3303 C               36.00    750.00    27,000.00    4,050.00     3,375.00   16 Jan. 1997   31 Dec. 2001
-  Zone No. 3342 A              646.00    750.00   484,500.00   72,675.00    60,562.50   30 Jan. 1997   31 Dec. 2001
-  Zone No. 3342 A/1, Upstairs  340.50    750.00   255,375.00   38,306.25    31,921.88   21 Feb. 1995   31 Dec. 2001
-  Zone No. 3715 A              295.00    750.00   221,250.00   33,187.50    27,656.25   24 Jan. 1997   31 Dec. 2001
-  Zone No. 3715 B                6.30    750.00     4,725.00      708.75       590.63   24 Jan. 1997   25 Dec. 1997
                                 29.50    750.00    22,125.00    3,318.75     2,765.63   26 Dec. 1997   31 Dec. 2001
-  Zone No. 3265 P              246.00    750.00   184,500.00   27,675.00    23,062.50    6 Jan  1997   29 Jan. 1997
                                246.00    750.00   184,500.00   27,675.00    23,062.50   28 Jan. 1998   31 Dec. 2001
-  Zone No. 3715 C                8.50    750.00     6,375.00      956.25       796.88   12 Sep. 1997   17 May  1998
                                  2.50    750.00     1,875.00      281.25       234.38   18 May  1998   31 Dec. 2001

--------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                   Area    Rents       Rent      Service Fee  Building/          Lease Period
       Leased Premises             Sqm.   Baht/Sqm.  Baht/Month  Baht/Month   Land Tax
                                          Per month                           Baht/Month      From              To
--------------------------------  ------  ---------  ----------  -----------  ----------  -------------  -------------
- Temporary area                  200.00    750.00   150,000.00   22,500.00    18,750.00    1 Jan. 1997   23 Jan. 1997
- Temporary area                  150.00    750.00   112,500.00   16,875.00    14,062.50    1 Jan. 1997    5 Jan. 1997
- Zone No. 3342 A/2                45.50    750.00    34,125.00    5,118.75     4,265.63   24 Nov. 1997   31 Dec. 2001
- Zone No. 3342 A/1                17.50    750.00    13,125.00    1,968.75     1,640.63    6 Feb. 1998   31 Dec. 2001
- Zone No. 3772/1                  31.00    750.00    23,250.00    3,487.50     2,906.25    7 Apr. 1998   31 Dec. 2001
- Zone No. 3342 E (3342 E,
  3342 E/1, 3342 E/2, 3342 E/3)   298.50    750.00   223,875.00   33,581.25    27,984.38    5 Sep. 1998   31 Dec. 2001
- Zone No. 3715 D                   7.50    750.00     5,625.00      843.75       703.13    18 May 1998   31 Dec. 2001
- Zone No. 3715 E                  91.50    750.00    68,625.00   10,293.75     8,578.13    18 May 1998   31 Dec. 2001
- Zone No. 3265 P/1                 4.50    750.00     3,375.00      506.25       421.88   16 Jun. 1998   31 Dec. 2001
- Zone No. 3265 P/2                 1.00    750.00       750.00      112.50        93.75   16 Aug. 1998   31 Dec. 2001
- Zone No. 3266 D, 3266 E,
  3266 F, and 3266 G               20.00    750.00    15,000.00    2,250.00     1,875.00    1 May  1999   31 Dec. 2001
- Zone No. 3266 H, 3266 J, 3266
  K, 3266 L, 3266 M, 3266 N,       30.00    750.00    22,500.00    3,375.00     2,812.50    1 Jun. 1999   31 Dec. 2001
- Zone No. 3735 A/1               103.00    750.00    77,250.00   11,587.50     9,656.25    1 Apr. 2000   31 Dec. 2001
Chiang Mai International Airport
--------------------------------
-  Zone No. 1 B 109                20.00    450.00     9,000.00    1,350.00     1,125.00    1 Jan. 1997   8  Jan. 1999
                                   15.00    450.00     6,750.00    1,012.50       843.75    9 Jan. 1999   31 Dec. 2001
-  Zone No. 1 B 208                40.00    450.00    18,000.00    2,700.00     2,250.00    1 Jan. 1997   31 Dec. 2001
-  Zone No. 1 A 230                39.00    270.00    10,530.00    1,579.50     1,316.25   25 Jun. 1997   31 Dec. 2001
-  Zone No. 116 A                 160.00    150.00    24,000.00    3,600.00     3,000.00    1 Jan. 1997   31 Dec. 2001

----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                   Area    Rents       Rent      Service Fee  Building/          Lease Period
       Leased Premises             Sqm.   Baht/Sqm.  Baht/Month  Baht/Month   Land Tax
                                          Per month                           Baht/Month      From              To
--------------------------------  ------  ---------  ----------  -----------  ----------  -------------  -------------

-  Zone No. 233                    24.00    450.00    10,800.00    1,620.00    1,350.00     1 Jan. 1977   31 Jan. 1999
-  Zone No. 234                    32.00    450.00    14,400.00    2,160.00    1,800.00     1 Jan. 1977   31 Jan. 1999
-  Zone No. 161 A                  15.00    450.00     6,750.00    1,012.50      843.75     1 Jan. 1977   31 Jan. 1999

Rooms & Space in Building of
----------------------------
Phuket International Airport
----------------------------
-  Zone No. 237 and 239            29.00    450.00    13,050.00    1,957.50    1,631.25     1 Jan. 1977   30 Nov. 1999
-  Zone No. 247                    51.00    450.00    22,950.00    3,442.50    2,868.75     1 Jan. 1977   30 Nov. 1999
-  Zone No. 248                    80.00    450.00    36,000.00    5,400.00    4,500.00     1 Jan. 1977   30 Nov. 1999
-  Zone No. 244                    15.00    450.00     6,750.00    1,012.50      843.75     1 Jan. 1977   30 Apr. 2000
-  Zone No. 135                    40.00    450.00    18,000.00    2,700.00    2,250.00     1 Jan. 1977   30 Nov. 1999
-  Zone No. 145                    36.50    450.00    16,425.00    2,463.75    2,053.13     1 Jan. 1977   30 Nov. 1999
-  Zone No. AI 108                 42.50    450.00    19,125.00    2,868.75    2,390.63     1 Dec. 1999   31 Dec. 2001
-  Zone No. AI 109                 42.50    450.00    19,125.00    2,868.75    2,390.63     1 Dec. 1999   31 Dec. 2001
-  Zone No. DI 208                106.32    450.00    47,844.00    7,176.60    5,980.50     1 Dec. 1999   31 Dec. 2001
-  Zone No. 334                    22.09    270.00     5,964.30      894.65      745.54     1 Jan. 1997   31 Dec. 2001
-  Zone No. 101                    45.60    180.00     8,208.00    1,231.20    1,026.00    15 Sep. 1999   31 Dec. 2001
-  Zone No. 102                    96.00    180.00    17,280.00    2,592.00    2,160.00     1 Jan. 1998   31 Dec. 2000

----------------------------------------------------------------------------------------------------------------------
